Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosure of contingent assets and liabilities. These estimates and assumptions are reasonable based upon management's best estimates and judgments. On an ongoing basis, the Company evaluates estimates, including those related to the estimate of uncollectible accounts receivable and the estimate of excess and obsolete inventories. The Company bases its estimates on historical experience and on various other factors (including the current economic environment), the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company adjusts such estimates and assumptions when facts and circumstances dictate. Volatility in the credit, equity and foreign currency markets and in the world markets for petroleum, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. Actual results may differ from these estimates under different assumptions or conditions.

The following accounting policies significantly affect the preparation of the Company's consolidated financial statements:

Principles of Consolidation

The consolidated financial statements include the accounts of all wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated.

Foreign Currency Translation and Transactions

Translation of the financial statements of the Company's foreign subsidiaries, whose functional currency is the Canadian dollar and British pound, occurs using the current exchange rate at year end for the balance sheet and the weighted-average exchange rate during the reporting period for results of operations. The resulting currency translation adjustment is accumulated and reported in "Accumulated other comprehensive income (loss)" on the accompanying consolidated balance sheets. Gains and losses on foreign currency transactions are included in the consolidated statements of operations for the period in which the transaction occurs. The consolidated statements of cash flows include the effect of foreign currency cash flows using the weighted-average exchange rate during the reporting period.

Cash

Cash includes cash on hand and in banks. The Company has no cash instruments which are considered to be cash equivalents. Accounts payable in the accompanying balance sheets includes approximately $9.8 million and $9.0 million in book cash overdrafts at December 31, 2010 and 2009, respectively.

Inventories

At December 31, 2010 and 2009, inventories are stated at the lower of cost or market with cost determined on the first-in, first-out ("FIFO") method. Inventories are stated net of the reserve for excess and obsolete inventories.

Property, Plant, and Equipment

The Company records property, plant and equipment at cost and includes interest capitalized during the construction period, if material. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are 30 years for buildings and improvements, 10 years for machinery and equipment, and 3-7 years for other depreciable assets. The cost of property, plant and equipment and related accumulated depreciation are removed from the accounts upon the retirement or disposal of such assets and the resulting gain or loss is recognized at the time of disposition. Maintenance and repairs that do not improve efficiency or extend economic life are charged to expense as incurred. Depreciation expense for the years ended December 31, 2010, 2009 and 2008 were approximately $27.3 million, $21.3 million and $20.1 million, respectively. No interest was capitalized during any of the periods presented.

Deferred Financing Costs

Costs related to the issuance of debt are amortized as a component of interest expense over the term of the related debt using the straight-line method, which approximates the effective interest method. Deferred financing costs related to financing arrangements in place at December 31, 2010, 2009 and 2008, respectively, were approximately $15.0 million, $5.2 million and $6.7 million (net of accumulated amortization of approximately $8.6 million, $5.5 million and $4.0 million, respectively).

Capitalization of Software for Internal Use

The Company capitalizes costs associated with software developed or obtained for internal use when both the preliminary project stage is completed and management has authorized further funding for the project which it deems probable of completion for the intended use. Capitalization of these costs ceases at the point at which the project is substantially complete and ready for its intended purpose. Once completed, capitalized software is amortized over its estimated useful life of three years. Capitalized software is classified in "other assets" on the accompanying consolidated balance sheets and was approximately $761,000 and $1.3 million at December 31, 2010 and 2009, respectively. Amortization of capitalized software costs was approximately $645,000, $608,000 and $340,000, respectively, for the years ended December 31, 2010, 2009 and 2008, respectively.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in purchase business combinations. The Company had total goodwill of approximately $69.6 million and $64.4 million at December 31, 2010 and 2009, respectively, from the Consolidation in 2005, the EEF acquisition in 2007 and the EMCS acquisition in July 2010. During the year ended December 31, 2010, the Company decreased goodwill related to its coated products segment by approximately $21,000 as a result of foreign currency translation. During the year ended December 31, 2009, the Company increased goodwill related to its coated products segment by approximately $66,000 as a result of foreign currency translation. The Company has determined that it consists of five reporting units for the purpose of the goodwill impairment test under FASB guidance related to goodwill and other intangible assets. The Company performs its annual impairment analysis on December 31 of each year based on a comparison of each reporting unit's estimated fair value compared to the reporting unit's carrying amount on that date. Estimated fair value is determined based on a combination of discounted cash flows and industry multiples. As a result of the impairment analysis, no impairment of goodwill was noted at December 31, 2010 or 2009 as the estimated fair value of each reporting unit exceeded the carrying value.

At December 31, 2010, approximately $26.2 million, $19.2 million, $21.6 million and $2.6 million of goodwill was assigned to the pet food and specialty packaging segment, the consumer food and specialty packaging segment, the performance packaging segment and the coated products segment, respectively. Goodwill, with the exception of approximately $3.3 million and $1.9 million assigned to the Company's consumer food and specialty and coated products segments, respectively, is not deductible for income tax purposes.

Intangible assets

Contractual or separable intangible assets that have finite useful lives are being amortized against income using the straight-line method over their estimated useful lives of 10 to 21 years. The straight-line method of amortization reflects an appropriate allocation of the costs of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the Company in each reporting period. The Company tests finite-lived assets for impairment whenever there is an impairment indicator and indefinite lived assets for impairment on an annual basis. Finite lived intangible assets are tested for impairment by comparing anticipated related undiscounted future cash flows from operations to the carrying value of the asset. Indefinite lived intangible assets are tested for impairment by comparing the estimated fair value of the asset to the carrying value of the asset.

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable.

For property, plant and equipment and other long-lived assets, other than goodwill and indefinite-lived intangible assets, the Company performs undiscounted operating cash flow analyses to determine if impairment exists. If impairment is determined to exist, any related impairment loss is calculated based upon comparison of the estimated fair value to the net carrying value of the assets. Impairment losses on assets held for sale are based on the estimated proceeds to be received, less costs to sell.

During the year ended December 31, 2010, the Company recorded accelerated depreciation expense of approximately $4.4 million, based on changes in the estimated useful lives of several pieces of equipment, primarily in the consumer food and specialty packaging and pet food and specialty packaging segments. During the year ended December 31, 2009 the Company recorded accelerated depreciation expenses of approximately $1.8 million, based on changes in the estimated useful lives of several pieces of equipment, primarily in the consumer food and specialty packaging segment and to a lesser extent other operating segments. See discussion of the measurement methodology for potential impairment of goodwill and indefinite-lived intangible assets above.

During the year ended December 31, 2008, the Company reduced the useful life of two patents due to the loss of business from which the patents derived their value. The Company recorded approximately $393,000 of additional amortization expense during 2008 related to these patents which is included in "Selling, general and administrative expenses" in the accompanying consolidated statement of operations.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of net loss, adjustments to the Company's minimum pension liability and unrealized gains and losses on foreign currency translation. All elements of other comprehensive income (loss) have related tax effects.

The following table represents the components of accumulated other comprehensive income (loss):

Year	Foreign Currency Translation Adjustments	Pension and Post Retirement Plans Liability	Cumulative Tax Effect on Liability	Accumulated Comprehensive Income (Loss)
Balance at December 31, 2008	$(4,750)	$(12,269)	$4,662	$(12,357)
Change during 2009	3,927	5,726	(2,370)	7,283

Balance at December 31, 2009	(823)	(6,543)	2,292	(5,074)
Change during 2010	508	(4,013)	1,484	(2,021)

Balance at December 31, 2010	$(315)	$(10,556)	$3,776	$(7,095)

Revenue Recognition

The Company recognizes sales revenue when all of the following conditions are met: persuasive evidence of an agreement exists, delivery has occurred, the Company's price to the buyer is fixed and determinable and collectability is reasonably assured. Sales and related cost of sales are principally recognized upon transfer of title to the customer, which generally occurs upon shipment of products. The Company's stated shipping terms are generally FOB shipping point unless otherwise noted in the customer contract. Sales to certain customers are on consignment and revenue is recognized when the customer uses the products. Provisions for estimated returns and allowances and customer rebates are recorded when the related products are sold.

Shipping and Handling Costs

Shipping and handling fees billed to customers are included in net sales with the corresponding cost of such services recognized in cost of sales.

Research and Development Costs

Research and development costs are charged to "Selling, general, and administrative expenses" as incurred. For the years ended December 31, 2010, 2009 and 2008, research and development expense costs were approximately $6.1 million, $3.1 million and $3.0 million, respectively. The significant increase in research and development costs for the year ended December 31, 2010 is primarily related to the EMCS acquisition.

Income Taxes

Income taxes are recorded under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company does not currently intend to repatriate earnings, if any, from its Canadian subsidiaries, and considers these earnings to be permanently invested outside the U.S. As a result, no deferred tax liability has been recognized for earnings from Canadian subsidiaries. The Company has provided for deferred U.S. taxes on all undistributed earnings from its U.K. subsidiaries through December 31, 2010. Prior to 2010, the Company had not recognized a deferred tax liability associated with earnings from its U.K. subsidiaries because it considered these earnings to be permanently invested overseas. During the fourth quarter of 2010, the Company determined that the earnings from its U.K. subsidiaries should no longer be considered indefinitely reinvested. As a result, the Company recognized approximately $1.2 million of tax expense providing for deferred U.S. taxes for earnings from these subsidiaries.

The Company adopted updated FASB guidance related to accounting for uncertainty in income taxes on January 1, 2007. This updated guidance clarifies the accounting and reporting for uncertainties in income tax law. This guidance prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.

Pursuant to FASB guidance related to uncertainty of income tax, the Company has analyzed its tax positions and has determined that no reserves for uncertain income tax positions are needed. United States federal income tax return periods beginning as of January 1, 2005, Canadian income tax return periods beginning as of January 1, 2004 and United Kingdom income tax return periods beginning as of January 1, 2008 are open for examination. The IRS completed its examination of the tax year ended December 31, 2006 on November 6, 2009 with no further adjustments other than the immaterial temporary differences previously accounted for in the year ended December 31, 2008. The Company believes that its income tax filing positions and deductions will be sustained and does not anticipate any adjustments that will result in a material change to its financial position within the next twelve months.

The Company's policy for recording interest and penalties associated with unrecognized tax benefits is to record such items as a component of income before taxes. Penalties are recorded in other expense (income), net and interest is recorded in interest expense, in the accompanying consolidated statements of operations. There were no significant interest and penalties associated with unrecognized tax benefits for the years ended December 31, 2010, 2009 or 2008.

During the years ended December 31, 2010 and 2009, the Company recorded a valuation allowance of approximately $670,000 and $1.9 million, respectively, as reflected in the income tax expense on the accompanying statements of operations, against net operating losses specifically related to the Company's Canadian operations in accordance with the provisions of FASB guidance related to accounting for income taxes. The Company determined that a valuation allowance was necessary given the operating results of the Canadian operations and anticipates establishing a valuation allowance against future Canadian generated net operating losses; however, future determinations of the need for a valuation allowance will be impacted by Canadian operating results.

Stock-Based Compensation

Officers and certain key employees of the Company have been granted options to purchase non-voting common shares of CPG, the parent company of Exopack Key Holdings (the sole stockholder of the Company) under a stock-based compensation plan (the "Stock Option Plan") which is administered by the Board of Directors (or a committee thereof) of CPG.

The Company recorded stock compensation expense of approximately $291,000, $419,000 and $616,000 related to options during the years ended December 31, 2010, 2009 and 2008, respectively.

The fair values of the options granted were estimated on the dates of grant using the Black-Scholes option pricing model with the following results and assumptions for the option grants which occurred in the years ended December 31, 2010 and 2008:

	2010 Grants	2008 Grants
Weighted-average grant date fair value per share	$77	$88
Weighted-averaged expected lives (years)	10	10
Risk-free interest rate	2.61%	3.79%
Volatility	40.0%	40.0%

There were no options granted during the year ended December 31, 2009.

Environmental Liabilities

Various state and federal regulations relating to health, safety and the environment govern the flexible packaging and plastic films and coated products industries, and the Company has invested substantial effort to prepare for and meet these requirements. While these requirements are continually changing, the Company believes that its operations are in substantial compliance with applicable health, safety and environmental regulations.

Costs associated with cleaning up existing environmental contamination caused by past operations and costs which do not benefit future periods are expensed. The Company records undiscounted liabilities for environmental costs when a loss is probable and can be reasonably estimated. At December 31, 2010 and 2009, management believes there were no material obligations related to environmental matters. Environmental expenses incurred in all of the periods presented herein were insignificant.

Pension Plans

The Company records annual amounts relating to its pension plans based on calculations which include various actuarial assumptions, including discount rates, mortality rates and annual rates of return on plan assets. These estimates are highly susceptible to change from period to period based on the performance of plan assets, actuarial valuations and market conditions. The Company reviews its actuarial assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends. The Company believes that the assumptions used in recording its pension obligation are reasonable based on its experience, market conditions and input from its third party actuary and investment advisor.

Fair Value of Financial Instruments

The fair value of financial instruments is the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company's financial instruments principally consists of cash, accounts receivable from customers, accounts payable to vendors, and borrowings under long-term debt agreements. The fair value of the Company's borrowings under its Senior Credit Facility approximate their carrying value (approximately $56.9 million at December 31, 2010), as those borrowings accrue interest at variable market rates. The fair value of the Company's borrowings under its $320.0 million of 11.25% senior notes due 2014 was approximately $330.0 million at December 31, 2010 based on the trading price of the notes at that date, and the fair value of the Company's borrowings under its $220.0 million of 11.25% senior notes due 2014 was approximately $223.6 million at December 31, 2009 based on the trading price of the notes at that date. The fair values of all other financial instruments approximate their carrying value due to their short-term nature.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of trade accounts receivable. The Company controls credit risk through credit approvals, credit limits and monitoring procedures. The Company does not require collateral for trade accounts receivable. One customer, primarily within the Company's pet food and specialty packaging segment, accounted for 10.9% and 12.0% of total accounts receivable as of December 31, 2010 and 2009, respectively.

Concentrations of credit risk with respect to trade receivables are limited due to the wide variety of customers and markets into which the Company's products are sold, as well as their dispersion across many different geographic areas, primarily in North America. There were no individual customers that accounted for more than 10% of the Company's net sales during the year ended December 31, 2010. One customer, primarily within the Company's pet food and specialty packaging segment, accounted for 11.5% and 11.8% of the Company's net sales during the years ended December 31, 2009 and 2008, respectively.

Variable Interest Entity

During 2009, the Company entered into a joint venture agreement with INDEVCO Group, a Lebanese-based manufacturer ("INDEVCO"). The Company determined that the joint venture is a variable interest entity ("VIE") under FASB guidance related to accounting for variable interest entities and that the Company is not the primary beneficiary of the VIE. The VIE consists of a manufacturing operation, located within an existing manufacturing facility owned by INDEVCO in Lebanon, used to co-extrude polyethylene film for use in flexible packaging. During the year ended December 31, 2010, the VIE purchased and installed the necessary extrusion equipment and production commenced in the third quarter of 2010. The Company's maximum exposure to loss as a result of its involvement with the unconsolidated VIE is limited to the Company's recorded investment in this VIE, which was approximately $768,000 at December 31, 2010. The Company recognized approximately $57,000 as its share of the loss of the joint venture's operations during the year ended December 31, 2010. The Company may be subject to additional losses to the extent of any financial support that the Company provides in the future.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), a grandfathered standard under the FASB's Accounting Standards Codification SFAS No. 167 amends the consolidation guidance that applies to variable interest entities to require an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity. The standard requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. The standard is effective as of the beginning of a reporting entity's first annual reporting period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The adoption of this guidance for the year ended December 31, 2010 did not have a material impact on the Company's financial position, results of operations or cash flows.

No significant new accounting guidance became effective for the Company during the year ended December 31, 2010. As of December 31, 2010, there was no issued guidance pending future adoption that is expected to have a significant impact on the Company's financial statements when adopted.